Exhibit 32 A
                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with Amendment No. 1 to the Annual Report of CBRL Group, Inc. (the "Issuer") on Form 10-K/A for the fiscal year ended July 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael A. Woodhouse, President and Chief Executive Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: March 30, 2005                              By: /s/ Michael A. Woodhouse
                                                      ------------------------
                                                      Michael A. Woodhouse,
                                                      Chairman, President and
                                                       Chief Executive Officer




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Exhibit 32 B
                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES OXLEY ACT OF 2002


In connection with Amendment No. 1 to the Annual Report of CBRL Group, Inc. (the "Issuer") on Form 10-K/A for the fiscal year ended July 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence E. White, Senior Vice President and Chief Financial Officer of the Issuer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: March 30, 2005                       By: /s/Lawrence E. White
                                               --------------------
                                               Lawrence E. White,
                                               Senior Vice President, Finance
                                                 and Chief Financial Officer